SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       October 23, 2000
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                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)



    Delaware                       1-12381                    22-3463939
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(State or Other Jurisdiction      (Commission               (I.R.S. Employer
  of Incorporation)                File Number)              Identification No.)




6 Brighton Road, Clifton, New Jersey                                07015
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(Address of Principal Executive Offices)                           (Zip Code)




Registrant's telephone number, including area code          (973) 778-1300
                                                            --------------------


Inapplicable
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(Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.    Regulation FD Disclosure.

Company's Website.

         Linens 'n Things, Inc. ("Linens") maintains a corporate website at www.lnt.com. Linens plans to post significant corporate information on its website, including, but not limited to, notices of scheduled conference calls or recorded messages concerning sales or earnings results, and webcasts or otherwise recorded presentations or meetings concerning Linens' operations or financial results from time to time. Each notice will provide investors with the time and date of the event as well as instructions on the access procedure.


         Linens also plans to post on the Linens website from time to time various presentation materials from certain investor conferences in which Linens participated, including certain investor conferences which might not be webcast.


         Linens believes that its website is an efficient and expeditious way to communicate with investors. Accordingly, Linens intends to utilize its website as part of its investor communication practices in response to Regulation FD. This Form 8-K is intended to be formal notice that investors should access the Linens website for information concerning Linens and its operations and financial results including certain information concerning financial outlook and objectives. Investors should also access Linens' website for information concerning dates and times of scheduled conference calls and recorded messages on sales and earnings, as well as investor conferences which are to be webcast.


         All investors should be aware that posted or archived information on Linens' website is not intended to, and does not, constitute a determination by Linens that the information is in fact material.


         In addition, the posting or archiving of information on Linens' website represents only what was Linens' belief or outlook as of the date such information was originally issued or originally communicated by Linens and such information may no longer be accurate or complete following such date. The continued posting and archiving of such information on Linens' website is not a representation that such information continues to be accurate or complete and such information has not been updated.


Note on Forward-Looking Statements.

         The referenced call, recorded message, investor conference (or presentation materials) or other event also may include forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The statements may be identified by such forward-looking terminology as "expect," "look," "believe," "may," "will," "intend," "plan," "target," "objective," "goal" and similar statements or variations of such terms. Such forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about our Company as of the date originally made and involve certain significant risks and uncertainties including levels of sales, store traffic, acceptance of product offerings and fashions, the success of our new business concepts and seasonal concepts, competitive pressures from other home furnishings retailers, the success of the Canadian expansion, availability of suitable future store locations and schedule of store expansion. These and other important factors that may cause actual results to differ materially from such forward-looking statements are included in the "Risk Factors" section of the Company's Registration Statement on Form
S-1 as filed with the Securities and Exchange Commission on May 29, 1997, and may be contained in subsequent reports filed with the Securities and Exchange Commission. You are urged to consider all such factors. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LINENS 'N THINGS, INC.


                                                 WILLIAM T. GILES
Dated:   November 6, 2000                   By:  _______________________________
                                                 William T. Giles
                                                 Senior Vice President and
                                                 Chief Financial Officer